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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                September 9, 2005

                           DIRECT GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Tennessee                          000-50360             62-1564496
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                        Identification No.)



                  1281 Murfreesboro Road
                   Nashville, Tennessee                     37217
         (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (615) 399-4700


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 7.01       Regulation FD Disclosure.
                ------------------------

         On September 9, 2005, Direct General Corporation (the "Company") issued a press release regarding Hurricane Katrina. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.


Item 9.01       Financial Statements and Exhibits.
                ---------------------------------

         (c)    Exhibits.

                The following exhibit is furnished herewith and made a part hereof:

                Exhibit No.     Description
                ----------      -----------

                  99 --         Press Release dated September 9, 2005



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 9, 2005


                                        DIRECT GENERAL CORPORATION


                                        By:/s/ Ronald F. Wilson
                                           -------------------------------------
                                           Ronald F. Wilson
                                           Secretary